Exhibit 10.3

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     The Employment Agreement dated as of March 31, 1995 between Leonard Osser and Milestone Scientific Inc (formerly U.S. Opportunity Search, Inc.) (the "Employment Agreement") shall be amended as set forth below. Capitalized terms not defined herein shall have the meanings ascribed to them in the Employment Agreement.

(1) ss. 1 "Term of Agreement" shall be deleted and be replaced with the following paragraph:

          "1. Term of Agreement. Subject to the terms and conditions hereof, the Company employs Executive and Executive accepts such employment for the period commencing on April 1, 1995 and, unless terminated as provided in
     Section 6 herein, terminating March 31, 2000 (the "Employment Term")."

(2) The non-competition period at the end of the Employment Term shall be extended by revising the first clause of ss.7(b) to read as follows:

     "(b) During the Employment Terms and for a period of two years thereafter..."

     IN WITNESS WHEREOF, the parties have executed this Amendment on February 25, 1997.

                                     MILESTONE SCIENTIFIC INC.

                                     By: /s/ Leonard Osser & Stephen A. Zelnick
                                         --------------------------------------
                                             Leonard Osser & Stephen A. Zelnick

                                     /s/ Leonard Osser
                                     -----------------
                                     LEONARD OSSER